                            SCHEDULE 14A INFORMATION

                  Proxy Statement Pursuant to Section 14(a) of
             the Securities Exchange Act of 1934 (Amendment No.   )

    Filed by the Registrant /X/
    Filed by a Party other than the Registrant / /

    Check the appropriate box:
    / /  Preliminary Proxy Statement
    / /  Confidential, for Use of the Commission Only (as permitted by
         Rule 14a-6(e)(2))
    /X/  Definitive Proxy Statement
    / /  Definitive Additional Materials
    / / Soliciting Material Pursuant to Section 240.14a-11(c) or Section 240.14a-12

                                   DPL Inc.
- --------------------------------------------------------------------------------
                (Name of Registrant as Specified In Its Charter)

                                   DPL Inc.
- --------------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):
/X/  $125 per Exchange Act Rules 0-11(c)(1)(ii), 14a-6(i)(1), or 14a-6(i)(2) or
     Item 22(a)(2) of Schedule 14A.
/ /  $500 per each party to the controversy pursuant to Exchange Act
     Rule 14a-6(i)(3)
/ /  Fee computed on table below per Exchange Act Rules 14a-6(i)(4)
     and 0-11
     1) Title of each class of securities to which transaction applies:


        ------------------------------------------------------------------------
     2) Aggregate number of securities to which transaction applies:


        ------------------------------------------------------------------------
     3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):


        ------------------------------------------------------------------------
     4) Proposed maximum aggregate value of transaction:


        ------------------------------------------------------------------------
     5) Total fee paid:


        ------------------------------------------------------------------------

/ /  Fee paid previously with preliminary materials.

/ / Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

     1) Amount Previously Paid:


        ------------------------------------------------------------------------
     2) Form, Schedule or Registration Statement No.:


        ------------------------------------------------------------------------
     3) Filing Party:


        ------------------------------------------------------------------------
     4) Date Filed:


        ------------------------------------------------------------------------

                                    DPL INC.

                             COURTHOUSE PLAZA S.W.
                               DAYTON, OHIO 45402
                              -------------------

                    NOTICE OF ANNUAL MEETING OF SHAREHOLDERS
                          TO BE HELD ON APRIL 18, 1995
                              -------------------

TO SHAREHOLDERS OF
DPL INC.:

    The Annual Meeting of Shareholders of DPL Inc. will be held at Edison Community College, 1973 Edison Drive, Piqua, Ohio, on Tuesday, April 18, 1995, at 10:00 a.m. Serving Miami, Darke and Shelby counties in West Central Ohio, Edison Community College offers high quality, two-year degree programs to over 3,000 students each semester. Known for providing "Affordable Excellence", Edison maintains a university-transfer program for virtually every bachelor's degree major.

    The business of the meeting will be:

    1. To elect three directors of DPL Inc., each of whom shall serve for a term of three years.

    2. To transact such other business as may properly come before the meeting or any adjournments thereof.

    Holders of common shares of record at the close of business on February 17, 1995 are entitled to vote at the meeting.

    If you are a holder of common shares and will not be present personally, please mark, sign, date and return the enclosed proxy in the enclosed self-addressed envelope as promptly as possible so that the presence of a quorum may be assured and unnecessary expense avoided. Giving the proxy will not affect your right to vote in person if you attend the meeting.

    Your vote is important to us and we thank you for your prompt response and continued interest in DPL Inc.

                                           Sincerely,

                                                    [SIGNATURE]
                                           STEPHEN F. KOZIAR, JR.
                                           GROUP VICE PRESIDENT AND SECRETARY
Dayton, Ohio
March 1, 1995

                                    DPL INC.

                   COURTHOUSE PLAZA S.W., DAYTON, OHIO 45402

                              -------------------

                                PROXY STATEMENT
                              -------------------

    This Proxy Statement is furnished to you and other shareholders of DPL Inc. in connection with the solicitation of proxies by its Board of Directors to be used at the Annual Meeting of Shareholders to be held at Edison Community College, 1973 Edison Drive, Piqua, Ohio on April 18, 1995 at 10:00 a.m. and any adjournments thereof. At the close of business on February 17, 1995, the record date for the Annual Meeting, DPL Inc. had outstanding 106,951,623 common shares. Only holders of common shares on such record date are entitled to vote at the Annual Meeting, and each such shareholder is entitled to one vote per share.

    All common shares represented by properly executed proxies received by the Board of Directors pursuant to this solicitation will be voted in accordance with the shareholder's directions specified on the proxy. If no directions have been specified by marking the appropriate squares on the accompanying proxy card, the shares will be voted "FOR" the proposal as listed. A shareholder signing and returning the accompanying proxy has the power to revoke it at any time prior to its exercise.

    All expenses in connection with this solicitation of proxies will be paid by DPL Inc. Proxies will be solicited principally by mail but directors, officers, and certain other individuals specified by DPL Inc. may personally solicit proxies. In addition, DPL Inc. has retained Georgeson & Co., a proxy solicitation firm, to assist in the solicitation of proxies. DPL Inc. will reimburse custodians, nominees or other persons for their out-of-pocket expenses in sending proxy material to beneficial owners and will pay Georgeson & Co. a fee of approximately $12,000, plus out-of-pocket expenses.

    This Proxy Statement together with the accompanying proxy card were first mailed to common shareholders on or about March 1, 1995.

                            BUSINESS OF THE MEETING

1.  ELECTION OF DIRECTORS

    The Regulations of DPL Inc. provide for the classification of Directors into three classes, with each class being of approximately equal size and in no event shall any class contain fewer than three directors nor more than four directors. The term of each directorship is three years and the terms of the three classes are staggered in a manner so that only one class is elected by the shareholders annually. The Board is presently authorized to consist of nine directors. These nine directors are also directors of The Dayton Power and Light Company ("DP&L"), the principal subsidiary of DPL Inc. Three directors are to be elected this year to serve until the Annual Meeting of Shareholders in 1998 or until their successors are duly elected and qualified.

    Unless specifically instructed to the contrary, the Proxy Committee named in the enclosed form of proxy will vote all duly executed proxies "FOR" the election of the nominees named below. Should any nominee become unable to accept nomination or election, the Proxy Committee will vote for the election of such other person as a director as the present directors may recommend in the place of such nominee. The following information regarding the nominees and the other directors continuing in office is based on information furnished by them:

           NOMINEES FOR DIRECTOR FOR THREE-YEAR TERM EXPIRING IN 1998

                                                                       COMMON SHARES
                                                                       BENEFICIALLY
                                                                         OWNED AT
                                                                        JANUARY 31,
                PRINCIPAL OCCUPATION AND OTHER INFORMATION               1995 (1)
- -------------------------------------------------------------------------------------

                THOMAS  J.  DANIS,  Age  45,  Director  since  1989.        17,821
  [PHOTO]         Former  Chairman and Chief  Executive Officer, The
                  Danis Companies, Dayton, Ohio, construction,  real
                  estate and environmental services.
                  Director: CSR America Inc.
                  Trustee:  University  of  Dayton,  Dayton Business
                  Committee, Dayton Foundation.

                ALLEN  M.  HILL,  Age   49,  Director  since   1989.        20,175
  [PHOTO]         President  and Chief Executive Officer, The Dayton
                  Power and Light Company.
                  Director: Citizens  Federal Bank,  F.S.B.,  Dayton
                  Boys/Girls  Club,  Miami Valley  Regional Planning
                  Commission,  Ohio   Electric  Utility   Institute.
                  Trustee:  The University of  Dayton, Hipple Cancer
                  Research Center.

                W AUGUST HILLENBRAND, Age  54, Director since  1992.         7,663
  [PHOTO]         President and Chief Executive Officer, Hillenbrand
                  Industries,  Batesville,  Indiana,  a  diversified
                  public holding company with seven wholly-owned and
                  autonomously operated  subsidiaries  manufacturing
                  caskets,  hospital  furniture,  hospital supplies,
                  high-tech security  locks  and  providing  funeral
                  planning services.
                  Director:   Forecorp,   Inc.,   Forethought   Life
                  Insurance Company.
                  Trustee: Denison  University,  National  Committee
                  for Quality Health Care, Batesville Girl Scouts.

                                                                       COMMON SHARES
                                                                       BENEFICIALLY
                                                                         OWNED AT
                                                                        JANUARY 31,
                PRINCIPAL OCCUPATION AND OTHER INFORMATION               1995 (1)
- -------------------------------------------------------------------------------------
                                    CLASS OF 1996
- -------------------------------------------------------------------------------------
                JAMES  F. DICKE,  II, Age  49, Director  since 1990.        58,689
  [PHOTO]         President,  Crown   Equipment   Corporation,   New
                  Bremen,   Ohio,  international   manufacturer  and
                  distributor of electric  lift trucks and  material
                  handling products.
                  Director:   Regional  Boys  and   Girls  Clubs  of
                  America, Plaid Holdings Company.
                  Vice  Chairman:   Trinity  University   Board   of
                  Trustees.
                  Secretary: Culver Educational Foundation.

                PETER  H.  FORSTER,  Age  52,  Director  since 1979.        21,474
  [PHOTO]         Chairman, President and  Chief Executive  Officer,
                  DPL   Inc.;   Chairman,  The   Dayton   Power  and
                  Light Company.
                  Chairman:  Miami   Valley   Research   Foundation.
                  Director:  Bank One, Dayton, NA, Amcast Industrial
                  Corp., Comair Holdings, Inc.
                  Trustee: F. M. Tait Foundation, MedAmerica  Health
                  Systems  Corp.,  Dayton  Business  Committee, Arts
                  Center Foundation.

                JANE  G.  HALEY,  Age   64,  Director  since   1978.        26,673
  [PHOTO]         President,  Gosiger, Inc.,  Dayton, Ohio, national
                  importer  and   distributor  of   machine   tools.
                  Director:   Society  Bank,   NA,  Advisory  Board,
                  Dayton, Ohio.
                  Trustee: University of Dayton,  Chaminade-Julienne
                  High School, Dayton, Ohio.
                  Member: Area Progress Council.

                                                                       COMMON SHARES
                                                                       BENEFICIALLY
                                                                         OWNED AT
                                                                        JANUARY 31,
                PRINCIPAL OCCUPATION AND OTHER INFORMATION               1995 (1)
- -------------------------------------------------------------------------------------
                                    CLASS OF 1997
- -------------------------------------------------------------------------------------
                ERNIE   GREEN,   Age   56,   Director   since  1991.        14,762
  [PHOTO]         President and Chief Executive Officer, Ernie Green
                  Industries, Dayton,  Ohio,  automotive  components
                  manufacturer.
                  Director:  Bank  One, Dayton,  NA,  Day-Med Health
                  Maintenance  Plan,  Inc.,  WPTD-TV,  The   Duriron
                  Company.
                  Trustee:  Central  State  University,  Dayton Area
                  Chamber of Commerce, The Ronald McDonald Childrens
                  Charities.

                DAVID  R.  HOLMES,  Age  54,  Director  since  1994.         1,670
  [PHOTO]         Chairman,  President and  Chief Executive Officer,
                  The Reynolds and  Reynolds Company, Dayton,  Ohio,
                  information management systems.
                  Director: Bank One, Dayton, NA.
                  Advisor:   J.  L.   Kellogg  Graduate   School  of
                  Management, Northwestern University.
                  Co-Chair: Downtown Dayton Partnership.
                  Member: Dayton Business  Committee, Area  Progress
                  Council

                BURNELL  R.  ROBERTS, Age  67, Director  since 1987.        16,334
  [PHOTO]         Chairman, Sweetheart Holdings, Inc.
                  Retired Chairman of the Board and Chief  Executive
                  Officer,   The  Mead  Corporation,  Dayton,  Ohio,
                  forest products producer.
                  Director: Armco Inc.,  National City  Corporation,
                  The   Perkin-Elmer  Corporation,  Rayonier,  Inc.,
                  Universal Protective Plastics, Inc.

- ------------
(1) The number of shares shown represents in each instance less than 1% of the outstanding Common Shares. There were 212,245 shares or 0.20% of the total number of Common Shares beneficially owned by all directors and executive officers of DPL Inc. and DP&L as a group at January 31, 1995. The number of shares shown includes Common Shares transferred to the Master Trust for non-employee directors pursuant to the Directors' Deferred Stock Compensation Plan.

    The three candidates receiving the greatest number of votes will be elected as directors. Abstentions and broker non-votes will be treated as non-votes.

    Under Ohio law, if a shareholder gives written notice to the President, a Vice President or the Secretary, not less than 48 hours before the Annual Meeting, that such shareholder desires the voting at the election of directors to be cumulative, and if an announcement of the giving of such notice is made upon the convening of the meeting by or on behalf of the shareholder giving such notice, then shareholders will be entitled to give one candidate as many votes as the number of directors to be elected multiplied by the number of their shares, or to distribute their votes on the same principle among two or more candidates. In the event that directors are elected by cumulative voting and cumulated votes represented by proxies solicited hereby are insufficient to elect all the nominees, then the Proxy Committee will vote such proxies cumulatively for the election of as many of such nominees as possible and in such order as the Proxy Committee may determine.

INFORMATION CONCERNING THE BOARD OF DIRECTORS AND ITS COMMITTEES FOR 1994

    The Board of Directors of DPL Inc. met on seven occasions and the Board of Directors of DP&L met on six occasions during 1994. The three standing committees of DPL Inc. -- Executive, Finance and Audit Review and Compensation and Management Review -- held eight meetings in total and the standing committee of DP&L -- Community and External Relations -- met two times in total. The attendance of all Board members was 100%.

                             COMMITTEES OF DPL INC.

FINANCE AND AUDIT REVIEW COMMITTEE

    This  Committee consists of the following non-employee members of the Board:
Thomas J. Danis, Chairman, Ernie Green, Jane G. Haley and David R. Holmes. Peter
H. Forster and Allen M. Hill are non-voting members.

    The Finance and Audit Review Committee oversees the financial plans, approves the terms and conditions of financial arrangements and recommends to the Board of Directors such actions and policies that will best accommodate DPL Inc.'s objectives and operating strategies while maintaining its sound fiscal health. It also provides direct communication between DPL Inc.'s internal auditors, the independent auditors, Price Waterhouse, and the Board of Directors. It is intended to assure the independent auditors the freedom, cooperation and opportunity necessary to accomplish their functions. It is also intended to assure that appropriate action is taken on the recommendations of the auditors. This Committee met four times during 1994.

COMPENSATION AND MANAGEMENT REVIEW COMMITTEE

    This  Committee consists of the following non-employee members of the Board:
Burnell R. Roberts, Chairman, James F. Dicke, II and W August Hillenbrand.

    The Compensation and Management Review Committee has the broad responsibility to see that the officers and key management personnel of DPL Inc. and its subsidiaries perform in accordance with corporate objectives, and are effectively compensated in terms of salaries, supplemental compensation and
benefits   which  are  internally  equitable  and  externally  competitive.  The
Committee administers the deferred and incentive compensation plans for directors and officers. This Committee met three times during 1994.

EXECUTIVE COMMITTEE

    This Committee consists of the following members of the Board: Peter H. Forster, Chairman, James F. Dicke, II, W August Hillenbrand and Burnell R. Roberts.

    The principal duties of this Committee include evaluating executive management development, succession and organizational structure in addition to director selection, tenure and succession. This Committee also serves on a standby basis for use in an emergency which requires immediate action. This Committee met one time during 1994.

    The non-employee members of the Executive Committee act as a nominating committee for the Board of Directors and endeavor to identify, seek out, and if necessary actively recruit, the best available candidates who, in the judgment of the Committee, have the character, education, training, experience and proven accomplishments which give promise of significant contribution to the responsible and profitable conduct of DPL Inc.'s business in the interest of all shareholders, customers and employees. This Committee considers qualified nominees submitted to DPL Inc. by shareholders.

                               COMMITTEE OF DP&L

COMMUNITY AND EXTERNAL RELATIONS COMMITTEE

    This Committee consists of the following non-employee members of the  Board:
Jane G. Haley, Chairman, Ernie Green and David R. Holmes. Peter H. Forster and Allen M. Hill are non-voting members.

    The Community and External Relations Committee provides for a periodic review of DP&L's relations with all sectors of the community with which it is vitally concerned -- shareholders, customers, governmental bodies and agencies, political groups, regulatory agencies, elected officials and the media. This Committee met two times during 1994.

OTHER MATTERS

    DPL Inc. directors, all of whom are also directors of DP&L, receive no annual fee for their services as directors of DPL Inc. Directors of DP&L who are not employees receive $12,000 annually for services as a director, $600 for attendance at a Board meeting, and $500 for attendance at a committee meeting or operating session of DPL Inc. and DP&L. Members of the Executive Committee receive $2,000 annually for services on that committee. Each committee chairman receives an additional $1,600 annually. Directors who are not employees of DP&L also participate in a Directors' Deferred Stock Compensation Plan (the "Stock Plan") under which a number of shares are awarded to directors each year. All shares awarded under the Stock Plan are transferred to a grantor trust (the "Master
Trust") maintained by DPL Inc. to secure its obligations under various directors' and officers' deferred and incentive compensation plans. Receipt of the shares or cash equal to the value thereof is deferred until the participant retires as a director or until such other time as designated by the participant and approved by the Committee. In the event of a change of control (as defined in the Stock Plan), the authority and discretion which is exercisable by the Compensation and Management Review Committee, will be exercised by the trustees of the Master Trust. In April 1994, each non-employee director was awarded 1,500 shares.

    DPL Inc. maintains a Deferred Compensation Plan (the "Compensation Plan") for non-employee directors in which payment of directors' fees may be deferred. The Compensation Plan also includes a supplementary deferred income program which provides that DPL Inc. will match $5,000 annually of deferred directors' fees for a maximum of ten years. Under the supplementary program, a $150,000 death benefit is provided until such director ceases to participate in the Compensation Plan. Under the standard deferred income program directors are entitled to receive a lump sum payment or payments in approximately equal installments over a ten-year period. A director may elect payment in either cash or common shares. Participants in the supplementary program are entitled to receive deferred payments over a ten-year period in equal installments. The Compensation Plan provides that in the event of a change in control of DPL Inc., as defined in the Compensation Plan, all benefits provided under the supplementary deferred income program become immediately vested without the need for further contributions by the participants and the discretion which, under the Compensation Plan, is exercisable by the Chief Executive Officer of DPL Inc. will be exercised by the trustees of the Master Trust. If the consent of the Chief Executive Officer of DPL Inc. is obtained, individuals who have attained the age of 55 and who are no longer directors of DPL Inc. may receive a lump sum payment of amounts credited to them under the supplementary deferred income program.

                             EXECUTIVE COMPENSATION

COMPENSATION COMMITTEE REPORT ON EXECUTIVE COMPENSATION

    DPL Inc. has designed its executive compensation programs to create a strong and direct link between the compensation paid to senior executives and current and long-term level of company performance. The program also recognizes each executive's individual contribution to that performance.

    There are three elements of DPL Inc.'s executive compensation program. Each element is designed to reward different aspects of executive performance.

        1.   Base salary and salary  increases recognize competitive pay levels,
    sustained  long-term  value   creation  and   contributions  by   individual
    executives.

        2. Annual incentives, which are awarded through the Management Incentive Compensation Program, reward the achievement of operational and strategic milestones. Actual objectives vary from year to year depending on Company priorities and are different for each executive. Each executive has three or four individual objectives which are weighted equally. The individual objectives for 1994 were related to maintaining competitive energy prices and providing superior customer service. They included reductions in operating expenses, outside service costs, fuel inventory expenses and capital expenditures, as well as improvements in plant productivity, customer satisfaction and earnings per share. Over half of each executive's annual incentive payout is determined based on their performance as compared to their individual objectives. The remaining portion of the executive's annual incentive payout is based on the executive group's aggregate performance of their individual objectives. For 1994, executives generally satisfied their individual objectives. Target incentive awards range from thirty to sixty percent of base salary, depending upon the executive's position. Executives can earn from zero to one and a half times the target amount.

        3. DPL Inc.'s long-term stock incentive unit ("SIU") plan rewards longer-term financial results and total return to shareholders. The actual number of SIU's earned is based on return on equity as compared with the performance of the 80 largest electric and natural gas utilities.

    Base salaries are positioned halfway between the electric and natural gas utility industry 75th percentile and general industry median levels for a company of DPL Inc.'s size. Target short and long-term incentive opportunities are positioned at the general industry median. This pay mix will result in over half of the target total compensation for each executive to vary with performance. In all cases, long-term incentives are paid only when return on equity performance exceeds electric and natural gas utility industry medians. For compensation purposes, a broad based group of utility and general industrial companies is used by DPL Inc.'s compensation consultants.

    Similar to the other executives, the Chief Executive Officer's total compensation potential is based on consideration of competitive general industry and electric and natural gas utility industry practices. The Chief Executive Officer's annual and long-term incentive programs are variable enough to provide actual total compensation at median general industry levels only if DPL Inc.'s performance is in the top quartile of electric and natural gas utilities. If DPL Inc.'s return on equity performance is at the median of the electric and natural gas utility industry or lower, the Chief Executive Officer's actual total compensation will be at or close to electric and natural gas utility industry median levels.

    Overall, Mr. Forster exceeded his annual performance objectives for 1994. Under the Management Incentive Compensation Program, Mr. Forster received a bonus based seventy-five percent on DPL Inc.'s performance and twenty-five percent on the Committee's assessment of his individual performance. Company performance objectives were based on equal consideration of earnings per share performance, which objective was satisfied, and the aggregate performance of the executive group versus their individual objectives. The Committee based its assessment of Mr. Forster's individual performance on consideration of several factors, including DPL Inc.'s performance versus other electric and natural gas utilities, investment community evaluations and progress on management development and succession planning. Mr. Forster was contingently awarded 30,700 SIU's in 1994 based on consideration of median general industry long-term incentive opportunities and the overall competitiveness of the remainder of his compensation package. Mr. Forster will receive these SIU's in 1998 based on the extent by which DPL Inc.'s average return on common equity during 1995, 1996 and 1997 exceeds the median for other electric and natural gas utilities.

    Based on current compensation levels and the present structure of DPL Inc.'s executive compensation programs, the Committee believes that the compensation payable to executives will not be subject to the limitation on deductibility imposed by the Omnibus Budget Reconciliation Act of 1993.

    The Committee believes that DPL Inc.'s annual and long-term incentive plan goals have contributed to the strong stock market performance shown in the performance chart in the next section. DPL Inc.'s total return to shareholders between 1989 and 1994 was significantly higher than total return to shareholders for both the utility industry and the Dow Jones Industrials.

                                           Compensation Management Review
                                           Committee

                                           Burnell R. Roberts, Chairman
                                           James F. Dicke, II
                                           W August Hillenbrand

PERFORMANCE COMPARISON
                   COMPARISON OF FIVE YEAR CUMULATIVE RETURN
                 AMONG DPL INC., DOW JONES INDUSTRIAL INDEX AND
              DOW JONES UTILITY INDEX AND THE 80 LARGEST UTILITIES

                                     MEASURING POINT
                      ----------------------------------------------
 MEASUREMENT PERIOD             DOW JONES
    (FISCAL YEAR                INDUSTRIAL   DOW JONES    80 LARGEST
      COVERED)        DPL INC.    INDEX    UTILITY INDEX  UTILITIES
- --------------------  --------  ---------  -------------  ----------
12/31/89              $ 1,000   $  1,000   $     1,000    $   1,000
12/31/90                1,031        994           955        1,015
12/31/91                1,490      1,236         1,099        1,305
12/31/92                1,811      1,328         1,144        1,377
12/31/93                1,997      1,553         1,253        1,540
12/31/94                2,105      1,631         1,059        1,387

SUMMARY COMPENSATION TABLE

    Set forth below is certain information concerning the compensation of the Chief Executive Officer and each of the other four most highly compensated executive officers of DPL Inc. and its major subsidiary DP&L, for the last three fiscal years, for services rendered in all capacities to DPL Inc. and its subsidiaries, including DP&L.

                                                                         LONG TERM
                                                      ANNUAL           COMPENSATION
                                                   COMPENSATION     -------------------
                                                ------------------   RESTRICTED STOCK        ALL OTHER
                                                SALARY   BONUS(1)     UNIT AWARDS(2)      COMPENSATION(3)
      NAME AND PRINCIPAL POSITION         YEAR    ($)       ($)             ($)                 ($)
- ----------------------------------------  ----  -------  ---------  -------------------   ----------------
Peter H. Forster                          1994  526,000    318,000   708,000   ('95-97)           1,000
  Chairman, President and Chief           1993  496,000    298,000   580,000   ('94-96)           1,000
  Executive Officer--DPL Inc.             1992  496,000    298,000   436,000   ('93-95)               0
  Chairman--DP&L
Allen M. Hill                             1994  336,000    205,000   333,000   ('95-97)           1,000
  President and Chief Executive           1993  315,000    193,000   249,000   ('94-96)           1,000
  Officer--DP&L                           1992  294,000    180,000   183,000   ('93-95)               0
Stephen F. Koziar, Jr.                    1994  198,000     91,000   124,000   ('95-97)           1,000
  Group Vice President and                1993  189,000     86,000   103,000   ('94-96)           1,000
  Secretary--DPL Inc. and DP&L            1992  181,000     83,000    86,000   ('93-95)               0
Thomas M. Jenkins                         1994  188,000     87,000   239,000   ('95-97)           1,000
  Group Vice President and                1993  172,000     81,000   188,000   ('94-96)           1,000
  Treasurer--DPL Inc. and DP&L            1992  150,000     72,000   150,000   ('93-95)               0
H. Ted Santo                              1994  173,000     81,000   142,000   ('95-97)           1,000
  Group Vice President--DP&L              1993  151,000     73,000   192,000   ('94-96)           1,000
                                          1992  129,000     64,000   153,000   ('93-95)               0

- ------------

(1) Amounts in this column represent awards made under the Management Incentive Compensation Program. Awards are based on achievement of specific predetermined operating and management goals in the year indicated and paid in the year earned or in the following year.

(2) Amounts shown in this column have not been paid, but are contingent on performance and represent the dollar value of restricted stock incentive units ("SIU's") awarded to the named executive officer under the Management Stock Incentive Plan ("MSIP") based on the closing price of a DPL Inc. common share on the New York Stock Exchange -- Consolidated Transactions Tape on the date of award. The SIU's for 1992, 1993 and 1994 vest only to the extent that the DPL Inc. average return on equity ("ROE") over a
     three-year   performance  period   is  above   the  RRA   industry  median.
     Depending on the performance of DPL Inc., these SIU's vest in amounts ranging from 0% to 100% of the target award at an ROE between 0 and 100 basis points above median ROE and from 100% to 150% of target award at an ROE between 100 and 200 basis points above median ROE.

     No units vest if the three-year average ROE is below 10%. Amounts shown for 1992, 1993 and 1994 reflect target awards. For each SIU which vests, a participant receives the cash equivalent of one DPL Inc. common share plus dividend equivalents from the date of award. Prior to payout at retirement, an individual may elect to convert a portion of vested SIU's to a cash equivalent and accrue interest thereon. All payouts of vested SIU's under the MSIP are deferred until retirement.

(3) Amounts in this column represent employer matching contributions on behalf of each named executive under the DP&L Employee Savings Plan made to the DPL Inc. Employee Stock Ownership Plan.

CERTAIN SEVERANCE PAY AGREEMENTS

    DPL Inc. entered into severance pay agreements with each of Messrs. Forster, Hill, Koziar, Jenkins and Santo providing for the payment of severance benefits in the event that the individual's employment with DPL Inc. or its subsidiaries is terminated under specified circumstances within three years after a change in control of DPL Inc. or DP&L (generally, defined as the acquisition of 15% or more of the voting securities or certain mergers or other business combinations). The agreements entered into between 1987 and 1991 require the individuals to remain with DPL Inc. throughout the period during which any change of control is pending in order to help put in place the best plan for the shareholders. The principal severance benefits under each agreement include payment of the following: (i) the individual's full base salary and accrued benefits through the date of termination and any awards for any completed or partial period under the MICP and the individual's award for the current period under the MICP (or for a completed period if no award for that period has yet been determined) fixed at an amount equal to his average annual award for the preceding three years; (ii) 300% of the sum of the individual's annual base salary at the rate in effect on the date of termination (or, if higher, at the rate in effect as of the time of the change in control) plus the average amount awarded to the individual under the MICP for the three preceding years; (iii) all awarded or earned but unpaid SIUs; and (iv) continuing medical, life, and disability insurance. In the event any payments under these agreements are subject to an excise tax under the Internal Revenue Code of 1986, the payments will be adjusted so that the total payments received on an after-tax basis will equal the amount the individual would have received without imposition of the excise tax. The severance pay agreements are effective for one year but are automatically renewed each year unless DPL Inc. or the participant notifies the other one year in advance of its or his intent not to renew. DPL Inc. has agreed to secure its obligations under the severance pay agreements by transferring required payments to the Master Trust.

PENSION PLANS

    The following table sets forth the estimated total annual benefits payable under the DP&L retirement income plan and the supplemental executive retirement plan to executive officers at normal retirement date (age 65) based upon years of accredited service and final average annual compensation (including base and incentive compensation) for the three highest years during the last ten:

                                                      TOTAL ANNUAL RETIREMENT BENEFITS
                                                                     FOR
                                                     YEARS OF ACCREDITED SERVICE AT AGE
                                                                     65
                   FINAL AVERAGE                     -----------------------------------
                  ANNUAL EARNINGS                     10 YEARS    15 YEARS   20-30 YEARS
                 -----------------                   ----------  ----------  -----------
  $  200,000.......................................  $   53,000  $   79,000   $ 105,500
     400,000.......................................     110,000     164,500     219,500
     600,000.......................................     167,000     250,000     333,500
     800,000.......................................     224,000     335,500     447,500
   1,000,000.......................................     281,000     421,000     561,500

    The years of accredited service for the named executive officers are Mr. Forster -- 30 yrs.; Mr. Hill -- 25 yrs.; Mr. Koziar -- 25 yrs.; Mr. Jenkins -- 17 yrs. and Mr. Santo -- 19 yrs. Years of service under the retirement income plan are capped at 30 years, however, the retirement and supplemental plans, taken together, can provide full benefits after 20 years of accredited service. Benefits are computed on a straight-life annuity basis, are subject to deduction for Social Security benefits and may be reduced by benefits payable under retirement plans of other employers. For each year an individual retires prior to age 62, benefits under the supplemental plan are reduced by 3% or 21% for early retirement at age 55.

                SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS

    As of January 31, 1995 there are no persons known by the Board of Directors of the Company to be the beneficial owner of more than 5% of the outstanding shares of Common Stock of DPL Inc.

                SECURITY OWNERSHIP OF CERTAIN EXECUTIVE OFFICERS

    Set forth below is information concerning the beneficial ownership of shares of Common Stock of DPL Inc. by each executive officer of DPL Inc. or DP&L named in the Summary Compensation Table (other than executive officers who are directors of DPL Inc. whose security ownership is found under "Election of Directors") as of January 31, 1995. Please refer to Note (1) on Page 5 for the security ownership of all directors and executive officers of DPL Inc. and DP&L.

        NAME OF           AMOUNT AND NATURE OF    PERCENT OF
   EXECUTIVE OFFICER      BENEFICIAL OWNERSHIP      CLASS
- ------------------------  --------------------  --------------
Stephen F. Koziar, Jr.         6,979 shares           *
Thomas M. Jenkins              5,175 shares           *
H. Ted Santo                   1,713 shares           *

- ------------
*Less than one percent

                         INDEPENDENT PUBLIC ACCOUNTANTS

    Price Waterhouse served as independent public accountants of DPL Inc. for the year 1994 and has been appointed as independent public accountants for 1995. A representative of Price Waterhouse will be present at the Annual Meeting with the opportunity to make a statement if he desires to do so and to respond to appropriate questions from shareholders.

                             SHAREHOLDER PROPOSALS

    A proposal by a shareholder intended for inclusion in the proxy materials of DPL Inc. for the 1996 Annual Meeting of Shareholders must be received by DPL Inc. at P.O. Box 1247, Dayton, Ohio 45401, Attn: Secretary, on or before November 1, 1995 in order to be considered for such inclusion.

                                 OTHER BUSINESS

    The Board of Directors does not intend to present, and has no knowledge that others will present, any other business at the meeting. However, if any other matters are properly brought before the meeting, it is intended that the holders of proxies will vote thereon in their discretion.

                                         By order of the Board of Directors,

                                                  [SIGNATURE]
                                         STEPHEN F. KOZIAR, JR.
                                         GROUP VICE PRESIDENT AND SECRETARY

                                   NOTICE OF

                                     ANNUAL
                                    MEETING

                                OF SHAREHOLDERS

                                 APRIL 18, 1995

                                      AND

                                     PROXY
                                   STATEMENT
                                     [LOGO]

                                    DPL INC.
                                  DAYTON, OHIO

                                    DPL INC.

P                   PROXY SOLICITED BY THE BOARD OF DIRECTORS
R
O                    FOR 1995 ANNUAL MEETING OF SHAREHOLDERS
X
Y

     Peter H. Forster, James F. Dicke, II, W August Hillenbrand and Burnell R. Roberts or any of them with full power of substitution, are hereby appointed proxies to vote as specified at the Annual Meeting of Shareholders of DPL Inc. on Tuesday, April 18, 1995, at 10:00 A.M., and at any adjournments thereof, all shares of Common Stock which the undersigned is entitled to vote and in their discretion upon any other matters which may properly come before the meeting.

     UNLESS OTHERWISE MARKED, YOUR PROXY WILL BE VOTED FOR THE PROPOSAL BY SIMPLY SIGNING YOUR NAME ON THE REVERSE SIDE AND RETURNING THIS CARD.


                   CONTINUED AND TO BE SIGNED ON REVERSE SIDE

/X/  Please mark
     votes as in
     this example.

This proxy is solicited on behalf of the Board of Directors. If no boxes are marked, your vote will be cast as recommended by the Board of Directors by simply signing your name below and returning this card.

1. Election of Three Directors

   Nominees:  Thomas J. Danis, Allen M. Hill and W August Hillenbrand

                   FOR            WITHHELD

                   / /              / /

For, except vote withheld from the following nominee(s)

_________________________________


The Annual Meeting of Shareholders will be held at Edison Community College, Piqua, Ohio. To request an attendance card for the meeting, please mark below:


                                 MARK        / /
                               HERE FOR
                              ATTENDANCE
                                 CARD

Please sign exactly as your name appears. If acting as attorney, executor, trustee, or in a representative capacity, sign name and title.



Signature: ____________________________________________Date___________________

Signature: ____________________________________________Date___________________

                                    DPL INC.                       401K-DPL INC.
                                                                   STOCK FUND
P                   PROXY SOLICITED BY THE BOARD OF DIRECTORS
R
O                    FOR 1995 ANNUAL MEETING OF SHAREHOLDERS
X
Y

     Peter H. Forster, James F. Dicke, II, W August Hillenbrand and Burnell R. Roberts or any of them with full power of substitution, are hereby appointed proxies to vote as specified at the Annual Meeting of Shareholders of DPL Inc. on Tuesday, April 18, 1995, at 10:00 A.M., and at any adjournments thereof, all shares of Common Stock which the undersigned is entitled to vote and in their discretion upon any other matters which may properly come before the meeting.

     UNLESS OTHERWISE MARKED, YOUR PROXY WILL BE VOTED FOR THE PROPOSAL BY SIMPLY SIGNING YOUR NAME ON THE REVERSE SIDE AND RETURNING THIS CARD.


                   CONTINUED AND TO BE SIGNED ON REVERSE SIDE

/X/  Please mark
     votes as in
     this example.

This proxy is solicited on behalf of the Board of Directors. If no boxes are marked, your vote will be cast as recommended by the Board of Directors by simply signing your name below and returning this card.

1. Election of Three Directors

   Nominees:  Thomas J. Danis, Allen M. Hill and W August Hillenbrand

                   FOR            WITHHELD

                   / /              / /

For, except vote withheld from the following nominee(s)

_________________________________


The Annual Meeting of Shareholders will be held at Edison Community College, Piqua, Ohio. To request an attendance card for the meeting, please mark below:


                                 MARK        / /
                               HERE FOR
                              ATTENDANCE
                                 CARD

Please sign exactly as your name appears. If acting as attorney, executor, trustee, or in a representative capacity, sign name and title.



Signature: ____________________________________________Date___________________

Signature: ____________________________________________Date___________________

                                    DPL INC.                       ESOP-DPL INC.

P                   PROXY SOLICITED BY THE BOARD OF DIRECTORS
R
O                    FOR 1995 ANNUAL MEETING OF SHAREHOLDERS
X
Y

     Peter H. Forster, James F. Dicke, II, W August Hillenbrand and Burnell R. Roberts or any of them with full power of substitution, are hereby appointed proxies to vote as specified at the Annual Meeting of Shareholders of DPL Inc. on Tuesday, April 18, 1995, at 10:00 A.M., and at any adjournments thereof, all shares of Common Stock which the undersigned is entitled to vote and in their discretion upon any other matters which may properly come before the meeting.

     UNLESS OTHERWISE MARKED, YOUR PROXY WILL BE VOTED FOR THE PROPOSAL BY SIMPLY SIGNING YOUR NAME ON THE REVERSE SIDE AND RETURNING THIS CARD.


                   CONTINUED AND TO BE SIGNED ON REVERSE SIDE

/X/  Please mark
     votes as in
     this example.

This proxy is solicited on behalf of the Board of Directors. If no boxes are marked, your vote will be cast as recommended by the Board of Directors by simply signing your name below and returning this card.

1. Election of Three Directors

   Nominees:  Thomas J. Danis, Allen M. Hill and W August Hillenbrand

                   FOR            WITHHELD

                   / /              / /

For, except vote withheld from the following nominee(s)

_________________________________


The Annual Meeting of Shareholders will be held at Edison Community College, Piqua, Ohio. To request an attendance card for the meeting, please mark below:


                                 MARK        / /
                               HERE FOR
                              ATTENDANCE
                                 CARD

Please sign exactly as your name appears. If acting as attorney, executor, trustee, or in a representative capacity, sign name and title.



Signature: ____________________________________________Date___________________

Signature: ____________________________________________Date___________________